UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 North Main Street Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On March 18, 2022, Vinco Venture, Inc.’s (the “Company”) wholly-owned subsidiary Cryptyde, Inc. (“TYDE”) filed the second amendment to TYDE’s registration statement on Form 10 (File No. 001-41033), which contains, among other things, the audited financial statements of Ferguson Containers, Inc. (“Ferguson Containers”), a wholly-owned subsidiary of the Company, and TYDE for the year ended December 31, 2021 (collectively, the “TYDE Financial Statements”). The Company has not yet finalized the audit of the Company’s consolidated financial statements for the year ended December 31, 2021. The TYDE Financial Statements for the year ended December 31, 2021 will be included in the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 and are not necessarily representative of the Company’s financial results for such period. A copy of the TYDE Financial Statements for the years ended December 31, 2021 and 2020 are attached as Exhibit 99.1 to this Current Report on Form 8-K.

TYDE originally filed the Form 10 in connection with the previously announced proposed separation of the Company’s Web3 products and services business, Bitcoin mining services business and packaging business form its current business operations to create an independent, publicly traded company.

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished by the Company pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Audited financial statements of Ferguson Containers, Inc. and Cryptyde, Inc. for the years ended December 31, 2021 and 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2022

VINCO VENTURES, INC.

By:	/s/ Philip Jones
Name:	Philip Jones
Title:	Chief Financial Officer